Exhibit 99.1
Insulet Announces New Organizational Structure to Drive Further Growth

Structured to Accelerate Innovation and Commercialization Priorities

Creates New Roles to Oversee Product & End-to-End Customer Experience and
Technology

ACTON, Mass. – May 4, 2023 – Insulet Corporation (NASDAQ: PODD) (Insulet or the Company), the global leader in tubeless insulin pump technology with its Omnipod® brand of products, today announced its new organizational structure designed to accelerate innovation and commercialization. The new structure will be implemented during the second half of this year with new leadership roles effective July 1, 2023. The leadership team will continue to report to Jim Hollingshead, President and Chief Executive Officer.

Mr. Hollingshead said, “It is an exciting time at Insulet as we continue to advance our mission to improve the lives of people with diabetes. Our Company has achieved remarkable growth, recently accelerated by the U.S. commercial launch of our revolutionary Omnipod® 5 Automated Insulin Delivery System, which we will soon launch internationally. The global markets and customers we serve have also rapidly evolved. Now is the ideal time to realign our organizational structure to support our strong momentum, accelerate our robust innovation pipeline, and drive continued global expansion. Our new organizational design creates a more focused and specialized structure that strengthens our commercial capabilities and fosters further innovation and cross-functional collaboration.”

As part of the new organizational structure, we have created the following roles, effective July 1, 2023:

•Eric Benjamin has been named Chief Product & Customer Experience Officer (CPXO), responsible for product vision and execution, including franchise management and global growth strategies, product and portfolio management, and driving the end-to-end customer experience across the enterprise.

•Mark Field has been named Chief Technology Officer, responsible for software and hardware engineering, information technology, cyber security, digital and data services, and system architecture. Mr. Field will be responsible for ensuring that we continue to have robust software platforms, modules, and other technology capabilities to support Insulet’s strategy and goals.

•The previous role of Chief Commercial Officer has been separated into two leadership positions in order to drive more focused regional and local market execution.

oThe Company has commenced a search for a U.S. General Manager, who will focus on accelerating our U.S. commercial growth, go-to-market strategies, and sales operations. This newly created role will also drive enhanced and consistent global commercial capabilities across the enterprise.
oPatrick Crannell will continue in his role as International General Manager overseeing the Company’s international commercial operations. He is responsible for leading go-to-market execution and expansion in international markets, as well as the strategic, commercial, operational, and financial performance of the international operations. Mr. Crannell will now report directly to the CEO.

In connection with the internal reorganization, Bret Christensen, Executive Vice President and Chief Commercial Officer, is leaving the Company on May 5, 2023, to pursue other opportunities. He has agreed to provide consulting services during a transition period.

“Bret has played an integral role in the commercial successes of the Company over the last six years, most recently with the U.S. commercial launch of Omnipod 5 and the continued global expansion of Omnipod DASH®,” said Mr. Hollingshead. “He helped build a deep, talented commercial team that has contributed to our strong customer base growth, an exceptional customer experience, and differentiated business model and pharmacy channel access. All of us at Insulet wish Bret well in his next endeavor.”

Mr. Hollingshead continued, “Consumer-focused innovation is central to everything we do. As our business becomes larger and more complex, we have structured our operations and leadership to more efficiently and effectively drive and scale our innovations and support our commercial and operational priorities. With the changes announced today, Insulet is better positioned to continue driving customer adoption, international expansion, and enhanced customer experience as we support hundreds of thousands of people with diabetes across the globe.”

First Quarter 2023 Financial Results

In a separate release today, Insulet reported financial results for the first quarter of 2023. Management will host a conference call today at 4:30 p.m. (Eastern Time) to discuss the financial results and 2023 outlook.

About Eric Benjamin

Eric Benjamin combines his market knowledge and customer empathy as he leads teams to deliver transformative technologies that drive growth. He has served as Executive Vice President, Innovation, Strategy and Digital Products since March 2022. Prior, he served in roles of increasing responsibility since joining the Company in May 2015, including, Senior Vice President, Innovation and Strategy; Senior Vice President, R&D, New Product Development and Commercialization; Vice President, Procurement and Supplier Development; and Director, Business Development. Prior to joining Insulet, Mr. Benjamin held roles spanning R&D, Manufacturing, and Quality with Abbott Laboratories. He earned a Bachelor of Science in Industrial Engineering and Operations Research from the University of California at Berkeley, a Master of Engineering in Bioengineering from the University of California at San Diego, and a Master of Business Administration from Harvard Business School.

About Mark Field

Mark Field has more than 20 years of experience building and leading high-performing software engineering teams that develop complex, connected systems, and most recently served as Group Vice President, Software Engineering, overseeing Insulet’s Mobile and Cloud software teams since 2019. Prior to joining Insulet, Mr. Field served as Chief Technology Officer at Thermo Fisher Scientific, among other roles, where he led a global team responsible for Thermo Fisher’s IoT connected device programs, cloud-based scientific services, and E-commerce. Before joining Thermo Fisher, Mr. Field was an executive at Oracle Corporation. Mr. Field holds degrees in Computer Science and Business from the University of Auckland in New Zealand.

About Patrick Crannell

Patrick Crannell has vast experience managing operations internationally having spent 10 years living and working in Europe and the Middle East. Through various general manager and commercial roles, he has served as Insulet’s Senior Vice President, Head of International since August 2022. Prior to joining Insulet, Mr. Crannell served as Vice President of Infusion Therapy and Medical Devices at ICU Medical, where he led a large U.S. team and drove record growth through implementation of a new commercial model and aligned incentives across three different business units. Prior, he was Vice President, General Manager, of ICU’s Infusion Consumables Business Unit, which operated in more than 60 countries, with direct affiliate and distributor teams. Before joining ICU Medical, he was Vice President, International with Pfizer in London and previously served as Vice President for Hospira (later acquired by Pfizer), overseeing the UK, Ireland, Benelux, and Compounding businesses. Mr. Crannell earned a Master’s degree in Business Administration, with a concentration in Management, from the University of St. Thomas in St. Paul, Minnesota.

About Insulet Corporation:

Insulet Corporation (NASDAQ: PODD), headquartered in Massachusetts, is an innovative medical device company dedicated to simplifying life for people with diabetes and other conditions through its Omnipod product platform. The Omnipod Insulin Management System provides a unique alternative to traditional insulin delivery methods. With its simple, wearable design, the tubeless disposable Pod provides up to three days of non-stop insulin delivery, without the need to see or handle a needle. Insulet’s flagship innovation, the Omnipod® 5 Automated Insulin Delivery System, integrates with a continuous glucose monitor to manage blood sugar with no multiple daily injections, zero fingersticks, and can be controlled by a compatible smartphone or Omnipod 5 Controller. Insulet also leverages the unique design of its Pod by tailoring its Omnipod technology platform for the delivery of non-insulin subcutaneous drugs across other therapeutic areas. For more information, please visit: insulet.com and omnipod.com.

Forward-Looking Statement:

This press release may contain forward-looking statements concerning Insulet's expectations, anticipations, intentions, beliefs, or strategies regarding the future. These forward-looking statements are based on its current expectations and beliefs concerning future developments and their potential effects on Insulet. There can be no assurance that future developments affecting Insulet will be those that it has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond its control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, and other risks and uncertainties described in its Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission on February 24, 2023 in the section entitled "Risk Factors," and in its other filings from time to time with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should any of its assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Insulet undertakes no obligation to publicly update or revise any forward-looking statements.

©2023 Insulet Corporation. Omnipod, Omnipod 5 and Omnipod DASH are registered trademarks of Insulet Corporation.

Investor Relations:
Deborah R. Gordon
Vice President, Investor Relations
(978) 600-7717
dgordon@insulet.com

Media:
Angela Geryak Wiczek
Senior Director, Corporate Communications
(978) 932-0611
awiczek@insulet.com